SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    Form 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                  April 6, 2001
                        (Date of earliest event reported)



                             BLACK HILLS CORPORATION
             (Exact name of Registrant as specified in its charter)

            South Dakota             333-52664                 46-0458824
      (State of Incorporation)   (Commission File No.)        (IRS Employer
                                                          Identification Number)




                                625 Ninth Street
                                 P. O. Box 1400
                         Rapid City, South Dakota 57709
                    (Address of principal executive offices)



                                 (605) 721-1700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address if changed since last report)



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Item 5.   Other Events.

          A copy of the Registrant's press release dated April 6, 2001, is attached as an exhibit hereto and incorporated herein by reference .

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

               99 Press release dated April 6, 2001, issued by the Registrant.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BLACK HILLS CORPOARTION




                                             By:    /s/ Roxann R. Basham
                                                    Roxann R. Basham
                                                    Vice President - Controller
                                                    and Assistant Secretary

Date:   April 9, 2001

                                  Exhibit Index


Exhibit
Number              Description
-------             -----------

99                  Press release dated April 6, 2001, issued by the Registrant.